Exhibit 10.3

EXECUTION COPY

MBIA INSURANCE CORPORATION,

as Insurer,

INDYMAC BANK, F.S.B.,

as Seller and Servicer,

INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST,

SERIES 2006-H4,

as Issuer,

INDYMAC ABS, INC.,

as Depositor,

and

DEUTSCHE BANK NATIONAL TRUST COMPANY,

as Indenture Trustee

INSURANCE AND INDEMNITY AGREEMENT

$650,000,000

IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4

Home Equity Mortgage Loan Asset-Backed Notes, Series 2006-H4

Dated as of December 21, 2006

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INSURANCE AND INDEMNITY AGREEMENT

This INSURANCE AND INDEMNITY AGREEMENT (this “Insurance Agreement”), dated as of December 21, 2006 by and among MBIA INSURANCE CORPORATION, as Insurer (the “Insurer”), INDYMAC BANK, F.S.B. (“IndyMac”), as Seller and Servicer, INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2006-H4 (the “Issuer”), as Issuer, INDYMAC ABS, INC. (the “Depositor”), as Depositor, and DEUTSCHE BANK NATIONAL TRUST COMPANY (the “Indenture Trustee”), as Indenture Trustee.

RECITALS

WHEREAS, IndyMac, as Seller, has sold and assigned its interests to the Depositor, and the Depositor has accepted from IndyMac the sale and assignment of such interests, in the Mortgage Loans pursuant to the Mortgage Loan Purchase Agreement dated as of December 21, 2006 (the “Purchase Agreement”), by and between the Depositor and IndyMac,;

WHEREAS, a Sale and Servicing Agreement dated as of December 12, 2006, by and among IndyMac, as Seller and Servicer, the Issuer, the Depositor, and the Indenture Trustee (as may be amended, modified or supplemented from time to time as set forth therein, the “Sale and Servicing Agreement”) provides for sale of the Mortgage Loans by the Depositor to the Issuer and servicing of the Mortgage Loans;

WHEREAS, an Amended and Restated Trust Agreement dated as of December 21, 2006, by and among the Depositor, the Owner Trustee, and Deutsche Bank National Trust Company as Administrator (as may be amended, modified or supplemented from time to time as set forth therein, the “Trust Agreement”) provides for, among other things, the formation of the IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4 (the “Issuer” or the “Trust”);

WHEREAS, an Indenture dated as of December 21, 2006 (the “Indenture”), by and between the Issuer and the Indenture Trustee (as may be amended, modified or supplemented from time to time as set forth therein, the “Indenture”) provides for, among other things, the issuance of the IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4

Home Equity Mortgage Loan Asset-Backed Notes, Series 2006-H4 (the “Notes”), representing indebtedness of the Trust;

WHEREAS, the Notes will be secured by all of the Issuer’s right, title and interest in the Mortgage Loans and certain other accounts and funds;

WHEREAS, the Insurer has issued the Policy, pursuant to which it has agreed to pay in favor of the Indenture Trustee on behalf of the Issuer and for the benefit of the Owners of the Notes certain payments as set forth in the Policy;

WHEREAS, the Insurer shall be paid a Premium as set forth herein; and

WHEREAS, each of IndyMac, the Issuer and the Depositor has undertaken certain obligations in consideration for the Insurer’s issuance of the Policy;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

The terms defined in this Article I shall have the meanings provided herein for all purposes of this Insurance Agreement, unless the context clearly requires otherwise, in both singular and plural form, as appropriate. Unless the context clearly requires otherwise, all capitalized terms used herein and not otherwise defined in this Article I shall have the meanings assigned to them in Appendix A to the Indenture. All words used herein shall be construed to be of such gender or number as the circumstances require. This “Insurance Agreement” shall mean this Insurance Agreement as a whole and as the same may, from time to time hereafter, be amended, supplemented or modified. The words “herein,” “hereby,” “hereof,” “hereto,” “hereinabove” and “hereinbelow,” and words of similar import, refer to this Insurance Agreement as a whole and not to any particular paragraph, clause or other subdivision hereof, unless otherwise specifically noted.

“Administration Agreement” means the Administration Agreement, dated as of December 21, 2006, among the Issuer, the Administrator, the Owner Trustee and the Depositor, as amended.

“Business Day” means any day other than (a) a Saturday or a Sunday (b) a day on which banking institutions in the States of New York or California or the city in which the Corporate Trust Office or the office of the Insurer is located are required or authorized by law or executive order to be closed.

“Certificates” has the meaning assigned thereto in the Trust Agreement.

“Closing Date” means December 21, 2006.

“Commission” means the Securities and Exchange Commission.

“Default” means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

“Depositor Documents” has the meaning in Section 2.03(i).

“Event of Default” means any event of default specified in Section 5.01 of this Insurance Agreement.

“Financial Statements” means, with respect to IndyMac, the consolidated statements of financial condition and the statements of operations, equity and cash flows and the notes thereto which have been provided to the Insurer.

“Fiscal Agent” means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

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“Incorporation Termination Date” means March 31, 2007 or if, prior to January 31, 2007, the Insurer receives a written notification from the Depositor that no Form 15D will be filed prior to such date with the SEC in respect of the Notes (a "No Form 15D Notice"), the first March 31 to occur thereafter as of which the Insurer shall not have received, on or before January 31 in the same year in which such March 31 occurs, a No Form 15D Notice prior to such date; provided, that if the Annual Report on Form 10-K for the Issuing Entity that was due on or before the Incorporation Termination Date is filed late, it shall be deemed to have been filed prior to the Incorporation Termination Date for purposes of this Insurance Agreement. “Indenture” has the meaning in the Recitals.

“Indenture Trustee” means Deutsche Bank National Trust Company, a national banking association, as Indenture Trustee under the Indenture, and any successor to the Indenture Trustee under the Indenture.

“IndyMac” means IndyMac Bank, F.S.B. as a Seller under the Purchase Agreement and Servicer under the Sale and Servicing Agreement, and any successor thereto under any of these agreements.

“IndyMac Bancorp” means IndyMac Bancorp, Inc. and any successor corporate parent of IndyMac. If IndyMac has no corporate parent, IndyMac Bancorp means IndyMac.

“IndyMac Documents” has the meaning in Section 2.01(j).

“IndyMac Information” has the meaning in Section 3.04(a).

“Insurance Agreement” has the meaning in the initial paragraph hereof.

“Insurer” means MBIA Insurance Corporation or any successor thereto, as the issuer of the Policy.

“Insurer Financial Statements” has the meaning given such term in Section 2.04(j) of this Insurance Agreement.

“Insurer Information” shall have the meaning in Section 2.12 hereof.

“Investment Company Act” means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended.

“Issuer” has the meaning in the Recitals.

“Late Payment Rate” means, for any date of determination, lesser of (a) the greater of (i) the per annum rate of interest as it is publicly announced by Citibank, N.A. at its principal office in New York, New York as its prime rate (any change in such prime rate of interest to be effective on the date such change is announced by Citibank, N.A.) plus 2% and (ii) the then applicable highest rate of interest on the Notes and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates, as determined by the Insurer. The Late Payment Rate shall be applied to the amounts due and owing the Insurer hereunder and computed on the basis of a year of 365 days and calculating the actual number of days elapsed.

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In no event shall the Late Payment Rate exceed the maximum rate permissible under any applicable law limiting interest rates.

“Liabilities” shall have the meaning in Section 3.04(a) hereof.

“Material Adverse Change” means, in respect of any Person, a material adverse change in the ability of such Person to perform its obligations under any of the Transaction Documents, including any material adverse change in the business, financial condition, results of operations or properties of such Person on a consolidated basis with its subsidiaries which might have such effect.

“Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “Moody’s” shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

“Note” means any one of the Securities designated as a Note, substantially in the form of Exhibit A to the Indenture.

“Offering Document” means the Prospectus dated December 11, 2006, the Free Writing Prospectus dated December 11, 2006, and the Prospectus Supplement dated December 20, 2006, in respect of the Notes (and any amendment or supplement thereto) and any other offering document in respect of the Securities prepared by or on behalf of IndyMac that makes reference to the Policy.

“Owner Trustee” means Wilmington Trust Company, a banking corporation organized and existing under the laws of Delaware, as owner trustee under the Trust Agreement, and any successor thereto under the Trust Agreement.

“Owners” means registered holders of the Notes.

“Person” means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, limited liability company, partnership or other organization or entity (whether governmental or private).

“Policy” means the Note Guaranty Insurance Policy No. 490190 issued by the Insurer in favor of the Indenture Trustee, for the benefit of the Owners.

“Premium” means the premium payable in accordance with Section 3.02 hereof.

“Premium Letter” means the Premium Letter from the Insurer to IndyMac, the Issuer and the Indenture Trustee dated December 21, 2006.

“Premium Percentage” shall have the meaning ascribed to such term in Section 3.02 hereof.

“Purchase Agreement” has the meaning given such term in the Recitals.

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“Registration Statement” means the registration statement on Form S-3, including the form of prospectus, relating to the Notes, as amended or supplemented to the date hereof.

“Regulation AB” has the meaning given to such term in the Sale and Servicing Agreement.

“Sale and Servicing Agreement” has the meaning given to such term in the Recitals.

“Securities” means the Notes and the Certificates.

“Securities Act” means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Securities Exchange Act” means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, “S&P” shall be deemed to refer to any other nationally recognized rating agency designated by the Insurer.

“Term of the Insurance Agreement” shall be determined as provided in Section 4.01 hereof.

“Transaction” means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

“Transaction Documents” means this Insurance Agreement, the Premium Letter, the Indenture, the Sale and Servicing Agreement, the Offering Document, the Securities, the Purchase Agreement, the Underwriting Agreement, the Administration Agreement, and the Indemnification Agreement.

“Trust” means the IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4 created pursuant to the Trust Agreement.

“Trust Indenture Act” means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

“Underwriters” means Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse Securities (USA) LLC, and IndyMac Securities Corporation.

“Underwriter Information” has the meaning assigned to such term in the Indemnification Agreement.

“Underwriting Agreement” means the Underwriting Agreement between the Depositor, IndyMac Bank, F.S.B., and the Underwriters with respect to the offer and sale of the Notes, as the same may be amended from time to time.

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ARTICLE II

REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 2.01. Representations and Warranties of IndyMac. IndyMac represents and warrants as of the Closing Date, as follows:

(a)   Due Organization and Qualification. IndyMac is a federal savings bank duly organized, validly existing and in good standing under the laws of the United States. IndyMac is, or will become, duly qualified to do business, is, or will be, in good standing and has obtained, or will obtain, all necessary licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

(b)   Power and Authority. IndyMac has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

(c)   Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by IndyMac have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or any of the stockholders of IndyMac, which have not previously been obtained or given by IndyMac.

(d)   Noncontravention. The execution and delivery by IndyMac of the Transaction Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Transaction Documents to which it is a party do not and will not:

(i)           conflict with or result in any breach or violation of any provision of the applicable organizational documents of IndyMac or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to IndyMac or any of its material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over IndyMac, which conflict, breach or violation might reasonably result in a Material Adverse Change;

(ii)          constitute a default by IndyMac under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which IndyMac is a party or by

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which any of its properties is or may be bound or affected, which default, acceleration or breach reasonably could result in a Material Adverse Change; or

(iii)        result in or require the creation of any lien upon or in respect of any assets of IndyMac, which lien reasonably could result in a Material Adverse Change, other than any lien created by the Transaction Documents.

(e)   Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting IndyMac or any of its subsidiaries, any properties or rights of IndyMac or any of its subsidiaries or any of the Mortgage Loans pending or, to IndyMac’s knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to IndyMac or any such subsidiary could reasonably be expected to result in a Material Adverse Change with respect to IndyMac.

(f)    Valid and Binding Obligations. The Transaction Documents (other than the Securities) to which it is a party, when executed and delivered by IndyMac, will constitute the legal, valid and binding obligations of IndyMac enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

(g)   Financial Statements. The Financial Statements of IndyMac, copies of which have been furnished to the Insurer, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of IndyMac Bancorp as of the dates and for the periods indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no Material Adverse Change in respect of IndyMac Bancorp. Except as disclosed in the Financial Statements, IndyMac is not subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of IndyMac.

(h)   Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by IndyMac in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to IndyMac that, if enforced, could result in a Material Adverse Change with respect to IndyMac.

(i)    Taxes. IndyMac has filed prior to the date hereof all federal and state tax returns that are required to be filed and has paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by IndyMac in connection with the Transaction, the execution and delivery of the Transaction Documents to which it is a party and the issuance of the Securities have been paid or

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shall have been paid at or prior to the Closing Date if such taxes, fees or other governmental charges were due on or prior to the Closing Date.

(j)    Accuracy of Information. Neither the information supplied by IndyMac contained in the Transaction Documents to which it is a party nor other material information relating to the Mortgage Loans, the operations of IndyMac or the financial condition of IndyMac (collectively, the “IndyMac Documents”), as amended, supplemented or superseded, furnished to the Insurer by IndyMac in writing or in electronic form by IndyMac contains any statement of a material fact made by IndyMac which was untrue or misleading in any material respect as of the date reflected therein. IndyMac has no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to IndyMac. Since the furnishing of the IndyMac Documents, there has been no change nor any development or event involving a prospective change known to IndyMac that would render any of the IndyMac Documents untrue or misleading in any material respect as of the Closing Date.

(k)   Transaction Documents. Each of the representations and warranties of IndyMac contained in the Transaction Documents to which it is a party is true and correct in all material respects as of the date reflected therein, and IndyMac hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein; provided, however, that the remedy for any breach of a representation and warranty of IndyMac in Section 3.01 of the Purchase Agreement or Section 2.04 of the Sale and Servicing Agreement and the remedy with respect to any defective Mortgage Loan or Mortgage Loan as to which there has been a breach of a representation or warranty under Section 3.01 of the Purchase Agreement and Section 2.04 of the Sale and Servicing Agreement shall be limited to the remedies specified in the related Transaction Document..

(l)    Solvency; Fraudulent Conveyance. IndyMac is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, IndyMac will not be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business, and IndyMac does not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. IndyMac does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of IndyMac or any of its assets. The amount of consideration being received by IndyMac upon the sale of the Mortgage Loans to the Depositor constitutes reasonably equivalent value and fair consideration. IndyMac is not transferring the Mortgage Loans to the Depositor, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of IndyMac’s creditors.

(m) Principal Place of Business. The principal place of business of IndyMac is located in Pasadena, California and IndyMac is a federal savings bank organized under the laws of the United States. “IndyMac Bank, F.S.B.” is the correct legal name of IndyMac indicated on the public records of IndyMac’s jurisdiction which shows IndyMac to be organized.

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Section 2.02. Representations and Warranties of the Issuer. The Issuer represents and warrants as of the Closing Date as follows:

(a)   Due Organization and Qualification. The Issuer is a statutory trust duly organized, validly existing and in good standing under the laws of Delaware. The Issuer is, or will become, duly qualified to do business, is, or will be, in good standing and has obtained, or will obtain, all necessary licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction.

(b)   Power and Authority. The Issuer has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

(c)   Due Authorization. The execution, delivery and performance by the Issuer of the Transaction Documents to which it is a party by the Issuer have been duly authorized by all necessary action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or any of the beneficial owners of the Issuer, which have not previously been obtained or given by the Issuer.

(d)   Noncontravention. The execution and delivery by the Issuer of the Transaction Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Transaction Documents to which it is a party do not and will not:

(i)           conflict with or result in any breach or violation of any provision of the applicable organizational documents of the Issuer or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Issuer or any of its material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Issuer, which conflict, breach or violation reasonably could result in a Material Adverse Change;

(ii)          constitute a default by the Issuer under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Issuer is a party or by which any of its properties is or may be bound or affected, which default, acceleration or breach reasonably could result in a Material Adverse Change; or

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(iii)        result in or require the creation of any lien upon or in respect of any assets of the Issuer, which lien reasonably could result in a Material Adverse Change, other than any lien created by the Transaction Documents.

(e)   Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting the Issuer, any properties or rights of the Issuer or any of the Mortgage Loans pending or, to the Issuer’s knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Issuer could reasonably be expected to result in a Material Adverse Change with respect to the Issuer.

(f)    Valid and Binding Obligations. The Transaction Documents (other than the Securities) to which it is a party, when executed and delivered by the Issuer, will constitute the legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws. The Notes, when executed, authenticated and delivered in accordance with the Indenture, will be validly issued and outstanding and entitled to the benefits of the Indenture, and the Certificates, when executed, authenticated and delivered in accordance with the Trust Agreement, will be validly issued and outstanding and entitled to the benefits of the Trust Agreement.

(g)   Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Issuer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Issuer that, if enforced, could result in a Material Adverse Change with respect to the Issuer.

(h)   Taxes. The Issuer has filed prior to the date hereof all federal and state tax returns that are required to be filed and has paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Issuer in connection with the Transaction, the execution and delivery of the Transaction Documents to which it is a party and the issuance of the Securities have been paid or shall have been paid at or prior to the Closing Date if such taxes, fees or other governmental charges were due on or prior to the Closing Date.

(i)    Accuracy of Information. Neither the Transaction Documents to which it is a party nor other material information relating to the Mortgage Loans, the operations of the Issuer or the financial condition of the Issuer (collectively, the “Issuer Documents”), as amended, supplemented or superseded, furnished to the Insurer by the Issuer in writing or in electronic form by the Issuer contains any statement of a material fact by the Issuer which was untrue or misleading in any material respect when made. The Issuer has no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Issuer. Since the furnishing of the Issuer Documents, there has been no change nor any development or event involving a prospective change

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known to Issuer that would render any of the Issuer Documents untrue or misleading in any material respect as of the Closing Date.

(j)    Compliance With Securities Laws. The Offering Document did not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the IndyMac Information, the Depositor Information, the Underwriter Information or the Insurer Information. The offer and the sale of the Notes has not been and will not be in violation of the Securities Act or any other federal or state securities laws. Based upon the advice of legal counsel, the Trust Agreement is not required to be qualified under the Trust Indenture Act and the Trust is not required to be registered as an “investment company” under the Investment Company Act. The Issuer will satisfy in all material respects any of the information reporting requirements of the Securities Exchange Act arising out of the Transaction to which it is subject.

(k)   Transaction Documents. Each of the representations and warranties of the Issuer contained in the Transaction Documents to which it is a party is true and correct in all material respects as of the date reflected therein, and the Issuer hereby makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

(l)    Solvency; Fraudulent Conveyance. The Issuer is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Issuer will not be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business, and the Issuer does not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Issuer does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Issuer or any of its assets. The amount of consideration being received by the Depositor upon the sale of the Securities constitutes reasonably equivalent value and fair consideration for the ownership and/or debt interest evidenced by the Securities. The Issuer is not selling the Securities, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Issuer’s creditors.

(m) Principal Place of Business. The principal place of business of the Issuer is located in Wilmington, Delaware, and the Issuer is a statutory trust organized under the laws of the State of Delaware. “IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006 H4” is the correct legal name of the Issuer indicated on the public records of the Issuer’s jurisdiction which shows the Issuer to be organized.

Section 2.03. Representations and Warranties of the Depositor. The Depositor represents and warrants as of the Closing Date as follows:

(a)   Due Organization and Qualification. The Depositor is a corporation, duly organized, validly existing and in good standing under the laws of Delaware. The Depositor is, or will become, duly qualified to do business, is, or will be, in good

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standing and has obtained, or will obtain, all necessary licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents to which it is a party in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document to which it is a party unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

(b)   Power and Authority. The Depositor has all necessary corporate power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents to which it is a party and to consummate the Transaction.

(c)   Due Authorization. The execution, delivery and performance of its obligations under the Transaction Documents to which it is a party by the Depositor have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or any of the stockholders of the Depositor, which have not previously been obtained or given by the Depositor.

(d)   Noncontravention. The execution and delivery by the Depositor of the Transaction Documents to which it is a party, the consummation of the Transaction and the satisfaction of the terms and conditions of the Transaction Documents to which it is a party do not and will not:

(i)           conflict with or result in any breach or violation of any provision of the applicable organizational documents of the Depositor or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Depositor or any of its material properties, including regulations issued by any administrative agency or other governmental authority having supervisory powers over the Depositor, which conflict, breach, or violation reasonably could result in a Material Adverse Change;

(ii)          constitute a default by the Depositor under, result in the acceleration of any obligation under, or breach any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Depositor is a party or by which any of its properties is or may be bound or affected, which default, acceleration or breach might reasonably result in a Material Adverse Change; or

(iii)        result in or require the creation of any lien upon or in respect of any assets of the Depositor, except as contemplated by the Transaction Documents, which lien might reasonably result in a Material Adverse Change.

(e)   Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting

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the Depositor or any of its subsidiaries, any properties or rights of the Depositor or any of its subsidiaries or any of the Mortgage Loans pending or, to the Depositor’s knowledge after reasonable inquiry, threatened, which, in any case, if decided adversely to the Depositor or any such subsidiary could reasonably be expected to result in a Material Adverse Change with respect to the Depositor.

(f)    Valid and Binding Obligations. The Transaction Documents (other than the Securities) to which it is a party, when executed and delivered by the Depositor, will constitute the legal, valid and binding obligations of the Depositor, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and general equitable principles and public policy considerations as to rights of indemnification for violations of federal securities laws.

(g)   Compliance With Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Depositor in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Depositor that, if enforced, could result in a Material Adverse Change with respect to the Depositor.

(h)   Taxes. The Depositor has filed prior to the date hereof all federal and state tax returns that are required to be filed and has paid all taxes, including any assessments received by it that are not being contested in good faith, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Depositor in connection with the Transaction, the execution and delivery of the Transaction Documents to which it is a party and the issuance of the Securities have been paid or shall have been paid at or prior to the Closing Date if such taxes, fees or other governmental charges were due on or prior to the Closing Date.

(i)    Accuracy of Information. Neither the material information supplied by the Depositor contained in the Transaction Documents to which it is a party nor other material information relating to the Initial Mortgage Loans supplied by the Depositor, the operations of the Depositor or the financial condition of the Depositor (collectively, the “Depositor Documents”), as amended, supplemented or superseded, furnished to the Insurer by the Depositor in writing or in electronic form by the Depositor contains any statement of a material fact by the Depositor which was untrue or misleading in any material respect when made. The Depositor has no knowledge of any circumstances that could reasonably be expected to cause a Material Adverse Change with respect to the Depositor. Since the furnishing of the Depositor Documents, there has been no change nor any development or event involving a prospective change known to the Depositor that would render any of the Depositor Documents untrue or misleading in any material respect as of the Closing Date.

(j)    Reserved.

(k)    Transaction Documents. Each of the representations and warranties of the Depositor contained in the Transaction Documents to which it is a party is true and correct in all material respects as of the date reflected therein, and the Depositor hereby

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makes each such representation and warranty to, and for the benefit of, the Insurer as if the same were set forth in full herein.

(l)    Solvency; Fraudulent Conveyance. The Depositor is solvent and will not be rendered insolvent by the Transaction and, after giving effect to the Transaction, the Depositor will not be left with an unreasonably small amount of capital with which to engage in the ordinary course of its business, and the Depositor does not intend to incur, or believe that it has incurred, debts beyond its ability to pay as they mature. The Depositor does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of the Depositor or any of its assets. The Depositor is not transferring the Initial Mortgage Loans to the Trust nor, to the best of the Depositor’s knowledge, is the Trust selling the Securities, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Depositor’s creditors.

(m) Principal Place of Business. The principal place of business of the Depositor is located in Pasadena, California, and the Depositor is a corporation organized under the laws of the State of Delaware. “IndyMac ABS, Inc.” is the correct legal name of the Depositor indicated on the public records of the Depositor’s jurisdiction which shows the Depositor to be organized.

Section 2.04. Affirmative Covenants of IndyMac. IndyMac hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

(a)   Compliance With Agreements and Applicable Laws. IndyMac shall comply in all material respects with the terms and conditions of and perform its obligations under the Transaction Documents to which it is a party in all cases in which the failure to so comply or perform would result in a default thereunder and shall comply with all requirements of any law, rule or regulation applicable to it in all circumstances where non-compliance reasonably could result in a Material Adverse Change. IndyMac will not at any time in the future deny that the Transaction Documents to which it is a party constitute the legal, valid and binding obligations of IndyMac.

(b)   Corporate Existence. IndyMac and its successors and permitted assigns, shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of its jurisdiction of incorporation and duly qualified and duly authorized (as described in Section 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its applicable organizational documents.

(c)   Financial Statements; Accountants’ Reports; Other Information. IndyMac shall keep or cause to be kept in reasonable detail books and records of account of its assets and business relating to the Transaction, and shall, as applicable, clearly reflect therein the sale of the Mortgage Loans to the Depositor, the transfer of the Mortgage Loans by the Depositor to the Trust and the sale of the Certificates, respectively, as a sale of the Mortgage Loans by IndyMac to the Depositor, a sale of the Mortgage Loans by the Depositor to the Trust and a sale of the equity interest in the Trust to the holders of the

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Certificates. IndyMac shall furnish or cause to be furnished to the Insurer either by delivery or by publication on IndyMac’s public web site:

(i)           Annual Financial Statements. As soon as available, and in any event within 105 days after the close of each fiscal year of IndyMac, IndyMac Bancorp’s statement of operations, equity and cash flows for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied and accompanied by the audit opinion of IndyMac’s independent accountants (which shall be a nationally recognized independent public accounting firm or otherwise acceptable to the Insurer) and by the certificate specified in Section 2.04(d) hereof.

(ii)          Quarterly Financial Statements. Within 60 days after the end of each of the first three fiscal quarters in each of its fiscal years, the unaudited consolidated statement of operations, equity and cash flows for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles consistently applied (subject to normal year-end adjustments), and each delivery of quarterly financial statements shall be accompanied by a certificate of one (or more) corporate officers stating that the quarterly financial statements are correct in all material respects and present fairly the financial condition and results of operations of IndyMac Bancorp and its subsidiaries as of the dates and for the periods indicated, in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments).

(iii)        Initial and Continuing Reports. On or before the Closing Date, IndyMac will provide the Insurer an electronic copy of the Mortgage Loan Schedule to be delivered to the Indenture Trustee on the Closing Date, setting forth, as to each Mortgage Loan, the information required under the definition of “Mortgage Loan Schedule” in Exhibit A to the Indenture.

(iv)         Certain Information. Upon the reasonable request of the Insurer, IndyMac shall promptly provide copies of any requested proxy statements, financial statements, reports and registration statements which IndyMac files with, or delivers to, the Commission or any national securities exchange.

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(v)          Other Information. (A) Promptly upon receipt thereof, IndyMac shall provide copies of all schedules, financial statements or other similar reports delivered to or by IndyMac pursuant to the terms of any of the Transaction Documents, including all reports provided to either the Indenture Trustee, any Noteholder or holder of a Certificate pursuant to the Indenture or the Sale and Servicing Agreement, (B) promptly upon request, such other data as the Insurer may reasonably request and (C) all information required to be furnished to the Owner Trustee, the Indenture Trustee, the Noteholders or the holders of the Certificates simultaneously with the furnishing thereof to the Owner Trustee, the Indenture Trustee, the Noteholders or the holders of the Certificates, as the case may be.

(d)   Compliance Certificate. IndyMac (in its capacity as Servicer) shall deliver to the Insurer, concurrently with the delivery or publication of the financial statements required pursuant to Section 2.04(c)(i) hereof, one or more certificates signed by an officer of IndyMac authorized to execute such certificates on behalf of IndyMac stating that:

(i)           a review of IndyMac’s performance under the Transaction Documents to which it is a party during such period has been made under such officer’s supervision;

(ii)          to the best of such officer’s knowledge following reasonable inquiry, no Default or Event of Default has occurred or, if a Default or Event of Default has occurred, specifying the nature thereof and, if IndyMac has a right to cure pursuant to Section 7.01 of the Sale and Servicing Agreement, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by IndyMac to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates;

(iii)        the attached financial statements submitted in accordance with Section 2.04(c)(i) hereof, as the case may be, are complete and correct in all material respects and present fairly the financial condition and results of operations of IndyMac as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied; and

(iv)         IndyMac, as Servicer, has in full force and effect a fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of Section 3.06 of the Sale and Servicing Agreement.

So long as IndyMac shall continue to act as Servicer, the annual Officer’s Certificate prepared by IndyMac as Servicer pursuant to Section 3.10 of the Sale and Servicing Agreement shall be deemed to satisfy IndyMac’s obligations as imposed by this Section 2.04(d).

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(e)   Access to Records; Discussions With Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, IndyMac shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

(i)           to inspect the books and records of IndyMac as they may relate to the Securities, the obligations of IndyMac under the Transaction Documents to which it is a party, and the Transaction;

(ii)          to discuss the affairs, finances and accounts of IndyMac with the responsible financial officer of IndyMac; and

(iii)        if the Insurer reasonably believes that a Material Adverse Change may have occurred and with IndyMac’s consent, which consent shall not be unreasonably withheld or delayed, to discuss the affairs, finances and accounts of IndyMac with IndyMac’s independent accountants, provided that an officer of IndyMac shall have the right to be present during such discussions.

Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of IndyMac. The books and records of IndyMac shall be maintained at the address of IndyMac designated herein for receipt of notices, unless IndyMac shall otherwise advise the parties hereto in writing.

(f)    Notice of Material Events. IndyMac shall be obligated (which obligation shall be satisfied if performed by IndyMac or the Issuer) promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

(i)           the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board or rule making or disciplinary proceeding by or against IndyMac that (A) would be required to be disclosed to the Commission or to IndyMac’s shareholders or (B) could result in a Material Adverse Change with respect to IndyMac, or the promulgation of any proceeding or any proposed or final rule which would likely result in a Material Adverse Change with respect to IndyMac or any of its subsidiaries;

(ii)          any change in the location of IndyMac’s principal office or the principal office of any of its subsidiaries, IndyMac’s jurisdiction of organization, legal name as indicated on the public records of IndyMac’s jurisdiction of organization which shows IndyMac to be organized, or any change in the location of IndyMac’s books and records;

(iii)        the occurrence of any Default or Event of Default or of any Material Adverse Change in respect of IndyMac;

(iv)         the commencement of any proceedings by or against IndyMac under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in

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which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for IndyMac or any of its assets; or

(v)          the receipt of notice that (A) IndyMac is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of IndyMac’s business is to be, or may be, suspended or revoked and such prospective or potential suspension or revocation may reasonably be expected to result in a Material Adverse Change with respect to IndyMac, or (C) IndyMac is to cease and desist any practice, procedure or policy employed by IndyMac in the conduct of its business, and such cessation may reasonably be expected to result in a Material Adverse Change with respect to IndyMac.

(g)   Financing Statements and Further Assurances. IndyMac will cause to be filed all necessary financing statements or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the interest of the Indenture Trustee in the Trust Estate. IndyMac shall, upon the reasonable request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within 10 days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which it is a party. In addition, IndyMac agrees to cooperate with S&P and Moody’s in connection with any review of the Transaction that may be undertaken by S&P and Moody’s after the date hereof and to provide all information reasonably requested by S&P and Moody’s.

(h)   Maintenance of Licenses. IndyMac, and any successors thereof, shall maintain or cause to be maintained all licenses, permits, charters and registrations the loss or suspension of which could result in a Material Adverse Change.

(i)    Disclosure Document. Any Offering Document delivered with respect to the Notes shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

(j)    Servicing of Mortgage Loans. All Mortgage Loans will be serviced in all material respects in compliance with the Sale and Servicing Agreement and the Indenture and IndyMac, as Servicer, agrees that the Sale and Servicing Agreement shall provide that IndyMac’s obligations under this Insurance Agreement shall be binding on any successor servicers thereunder but only to the extent of IndyMac’s obligations as Servicer under the Sale and Servicing Agreement and from the effective time of any such succession.

(k)   Closing Documents. IndyMac shall provide or cause to be provided to the Insurer an executed original copy of each document executed in connection with the Transaction within 60 days after the Closing Date.

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(l)    Corporate Formalities. IndyMac shall observe all corporate formalities necessary to preserve its existence under the laws of the United States, including, if and to the extent required by such laws, (i) the obligation to hold annual meetings and (ii) the obligation to prepare and file annual income, franchise and other tax returns.

(m) Due Diligence. The Insurer shall have the right, subject to the Insurer’s confidentiality obligations hereunder set forth in Section 2.12(g), so long as any of the Notes remain outstanding, to conduct an ongoing review of IndyMac’s practices as Servicer through reviews of the Mortgage Loans, reappraisals of Mortgaged Properties and reviews of servicing practices. Such ongoing due diligence shall be conducted at the expense of the Insurer and shall be conducted in a reasonable manner convenient to both IndyMac and the Insurer.

Section 2.05. RESERVED

Section 2.06. Affirmative Covenants of the Depositor. The Depositor hereby agrees that during the Term of this Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

(a)   Compliance With Agreements and Applicable Laws. The Depositor shall comply in all material respects with the terms and conditions of and perform its obligations under the Transaction Documents to which it is a party in all cases in which the failure to so comply or perform would result in a default thereunder and shall comply with all requirements of any law, rule or regulation applicable to it in all circumstances where non-compliance reasonably could result in a Material Adverse Change. The Depositor will not at any time in the future deny that the Transaction Documents to which it is a party constitute the legal, valid and binding obligations of the Depositor.

(b)   Corporate Existence. The Depositor and its successors and permitted assigns shall maintain its corporate existence and shall at all times continue to be duly organized under the laws of the jurisdiction of incorporation and duly qualified and duly authorized (as described in Section 2.03(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its applicable organizational documents.

(c)   Books and Records; Other Information. The Depositor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business relating to the Transaction, and shall, as applicable, clearly reflect therein the sale of the Mortgage Loans to the Depositor, the transfer of the Mortgage Loans to the Trust and the sale of the Certificates, respectively, as a sale of the Mortgage Loans by IndyMac to the Depositor, a sale of the Mortgage Loans by the Depositor to the Trust and a sale of the beneficial interests in the Trust to the holders of the Certificates. The Depositor shall furnish or cause to be furnished to the Insurer: (i) promptly upon receipt thereof, copies of all schedules, financial statements or other similar reports delivered to or by the Depositor pursuant to the terms of any of the Transaction Documents, including all reports to be provided either to the Indenture Trustee, the Owner Trustee or any Noteholder or holder of the Certificates pursuant to any of the Transaction Documents to which it is a party, (ii) promptly upon request, such other data relating to the Transaction

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as the Insurer may reasonably request and (iii) all information required to be furnished by the Depositor to the Owner Trustee, the Indenture Trustee, the Noteholders or the holders of the Certificates, as the case may be.

(d)   Securities Exchange Act Filings. If the Depositor shall prepare and file with the Commission any reports required to be filed under the Securities Exchange Act with respect to the Notes, upon the request of the Insurer, the Depositor shall deliver or cause to be delivered to the Insurer copies of any such filings.

(e)   Access To Records; Discussions with Officers and Accountants. On an annual basis, or upon the occurrence of a Material Adverse Change, the Depositor shall, upon the reasonable request of the Insurer, permit the Insurer or its authorized agents:

(i)           to inspect the books and records of the Depositor as they may relate to the Securities, the obligations of the Depositor under the Transaction Documents to which it is a party, and the Transaction;

(ii)          to discuss the affairs, finances and accounts of the Depositor with the Chief Operating Officer and the Chief Financial Officer of the Depositor; and

(iii)        if the Insurer reasonably believes that a Material Adverse Change may have occurred and with the Depositor’s consent, which consent shall not be unreasonably withheld or delayed, to discuss the affairs, finances and accounts of the Depositor with the Depositor’s independent accountants, provided that an officer of the Depositor shall have the right to be present during such discussions.

Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of the Depositor. The books and records of the Depositor with respect to the Transaction shall be maintained at the address of the Depositor designated herein for receipt of notices, unless the Depositor shall otherwise advise the parties hereto in writing.

(f)    Notice of Material Events. The Depositor shall be obligated promptly to inform the Insurer in writing of the occurrence of any of the following to the extent any of the following relate to it:

(i)           the submission of any claim or the initiation or threat of any legal process, litigation or administrative or judicial investigation in any federal, state or local court or before any arbitration board or rule making or disciplinary proceeding by or against the Depositor that that (A) would be required to be disclosed to the Commission or to the Depositor’s shareholders or (B) could result in a Material Adverse Change with respect to the Depositor, or the promulgation of any proceeding or any proposed or final rule which would likely result in a Material Adverse Change with respect to the Depositor or any of its subsidiaries;

(ii)          any change in the location of the Depositor’s principal office or the principal office of any of its subsidiaries, the Depositor’s jurisdiction of organization, legal name as indicated on the public records of the Depositor’s

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jurisdiction of organization which shows the Depositor to be organized, or any change in the location of the Depositor’s books and records;

(iii)        the occurrence of any Default or Event of Default or of any Material Adverse Change in respect of the Depositor;

(iv)         the commencement of any proceedings by or against the Depositor under any applicable bankruptcy, reorganization, liquidation, rehabilitation, insolvency or other similar law now or hereafter in effect or of any proceeding in which a receiver, liquidator, conservator, trustee or similar official shall have been, or may be, appointed or requested for the Depositor or any of its assets; or

(v)          the receipt of notice that (A) the Depositor is being placed under regulatory supervision, (B) any license, permit, charter, registration or approval necessary for the conduct of the Depositor’s business is to be, or may be, suspended or revoked, or (C) the Depositor is to cease and desist any practice, procedure or policy employed by the Depositor in the conduct of its business, and such suspension, revocation or cessation may reasonably be expected to result in a Material Adverse Change with respect to the Depositor.

(g)   Further Assurances. The Depositor shall, upon the reasonable request of the Insurer, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within 30 days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents to which it is a party. In addition, the Depositor agrees to cooperate with S&P and Moody’s in connection with any review of the Transaction that may be undertaken by S&P and Moody’s after the date hereof and to provide all information reasonably requested by S&P and Moody’s.

(h)   Maintenance of Licenses. The Depositor and any successors thereof, shall maintain or cause to be maintained all licenses, permits, charters and registrations the loss or suspension of which could result in a Material Adverse Change.

(i)    Corporate Formalities. The Depositor shall observe all corporate formalities necessary to preserve its existence under the laws of the State of its incorporation, including, if and to the extent required by such laws (i) the obligation to hold annual meetings of its shareholders or its board of directors and (ii) the obligation to prepare and file annual income, franchise and other tax returns.

Section 2.07. Negative Covenants of IndyMac. IndyMac hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

(a)   Impairment of Rights. IndyMac shall take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change with respect to IndyMac, or may interfere in any material respect with the enforcement of any rights of the Insurer under or with respect to any of the Transaction Documents.

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IndyMac shall give the Insurer written notice of any such action or, to the best of the knowledge of IndyMac, any such failure to act on the earlier of (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act and (ii) promptly prior to the date of consummation of such action or failure to act. IndyMac shall furnish to the Insurer all information reasonably requested by the Insurer that is reasonably necessary to determine compliance with this Section 2.07(a).

(b)   Waiver, Amendments, Etc. IndyMac shall not modify, waive or amend, nor consent to any modification, waiver or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents to which it is a party (other than any amendment to the Offering Document required by law) without the prior written consent of the Insurer thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

(c)   Limitation on Mergers, etc. IndyMac shall not consolidate with or merge with or into any Person or transfer all or substantially all of its assets to any Person or liquidate or dissolve except as provided in the Transaction Documents or as permitted hereby. IndyMac shall furnish to the Insurer all information requested by the Insurer that is reasonably necessary to determine compliance with this Section 2.07(c).

(d)   Successors. IndyMac shall not terminate or designate, nor consent to the termination or designation of, any successor Servicer, Paying Agent, Indenture Trustee or Owner Trustee without the prior written approval of the Insurer, which approval shall not be unreasonably withheld, conditioned or delayed.

Section 2.08. Negative Covenants of the Issuer. The Issuer hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

(a)   Impairment of Rights. The Issuer shall not take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change with respect to the Issuer, or may interfere in any material respect with the enforcement of any rights of the Insurer under or with respect to any of the Transaction Documents. The Issuer shall give the Insurer written notice of any such action or, to the best of the knowledge of the Issuer, any such failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act and (ii) promptly prior to the date of consummation of such action or failure to act. The Issuer shall furnish to the Insurer all information reasonably requested by the Insurer that is reasonably necessary to determine compliance with this Section 2.08(a).

(b)   Waiver, Amendments, Etc. The Issuer shall not modify, waive or amend, nor consent to any modification, waiver or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents to which it is a party (other than any amendment to the Offering Document required by law) without the prior written consent of the Insurer thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

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(c)   Limitations on Mergers, etc. The Issuer shall not consolidate with or merge with or into any Person or transfer all or substantially all of its assets to any Person or liquidate or dissolve except as provided in the Transaction Documents or as permitted hereby. The Issuer shall furnish to the Insurer all information required by the Insurer that is reasonably necessary to determine compliance with this Section 2.08(c).

(d)   Successors. The Issuer shall not terminate or designate, nor consent to the termination or designation of, any successor Servicer, Paying Agent, Indenture Trustee or Owner Trustee without the prior written approval of the Insurer, which approval shall not be unreasonably withheld, conditioned or delayed.

IndyMac, in its capacity as Servicer, shall use commercially reasonable efforts to cause the Issuer to observe the provisions of this Section 2.08.

Section 2.09. Negative Covenants of the Depositor. The Depositor hereby agrees that during the Term of the Insurance Agreement, unless the Insurer shall otherwise expressly consent in writing:

(a)   Impairment of Rights. The Depositor shall not take any action, or fail to take any action, if such action or failure to take action may result in a Material Adverse Change as described in clause (ii) of the definition of Material Adverse Change with respect to the Depositor, or may interfere in any material respect with the enforcement of any rights of the Insurer under or with respect to any of the Transaction Documents. The Depositor shall give the Insurer written notice of any such action or, to the best of the knowledge of the Depositor, any such failure to act on the earlier of: (i) the date upon which any publicly available filing or release is made with respect to such action or failure to act and (ii) promptly prior to the date of consummation of such action or failure to act. The Depositor shall furnish to the Insurer all information reasonably requested by the Insurer that is reasonably necessary to determine compliance with this Section 2.09(a).

(b)   Waiver, Amendments, Etc. The Depositor shall not modify, waive or amend, nor consent to any modification, waiver or amendment of, any of the terms, provisions or conditions of any of the Transaction Documents to which it is a party (other than any amendment to the Offering Document required by law) without the prior written consent of the Insurer thereto, which consent shall not be unreasonably withheld, conditioned or delayed.

(c)   Limitation on Mergers, etc. The Depositor shall not consolidate with or merge with or into any Person or transfer all or substantially all of its assets to any Person or liquidate or dissolve except as provided in the Transaction Documents or as permitted hereby. The Depositor shall furnish to the Insurer all information requested by the Insurer that is reasonably necessary to determine compliance with this Section 2.09(c).

(d)   Successors. The Depositor shall not terminate or designate, nor consent to the termination or designation of, any successor Servicer, Paying Agent, Indenture Trustee or

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Owner Trustee without the prior written approval of the Insurer, which approval shall not be unreasonably withheld, conditioned or delayed.

Section 2.10. Representations and Warranties of IndyMac and the Depositor.

(a)   IndyMac and the Depositor represent and warrant, jointly and severally, as of the Closing Date that the IndyMac Information in the Offering Document did not, as of the Closing Date, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that no representation is made with respect to the Underwriter Information or the Insurer Information. IndyMac hereby agrees that it will satisfy in all material respects any of the information reporting requirements of the Securities Exchange Act arising out of the Transaction to which it is subject.

(b)   IndyMac and the Depositor further represent and warrant, jointly and severally, as of the Closing Date that the offer and sale of the Notes complies or will comply in all material respects with all requirements of law, including the registration requirements of applicable securities laws. Based upon the legal advice of counsel, the Trust Agreement is not required to be qualified under the Trust Indenture Act and the Trust is not required to be registered as an “investment company” under the Investment Company Act. The Depositor will satisfy in all material respects any of the information reporting requirements of the Securities Exchange Act arising out of the Transaction to which it is subject.

Section 2.11. Representations, Warranties and Covenants of the Indenture Trustee. The Indenture Trustee represents and warrants to, as of the Closing Date, and covenants with the other parties hereto as follows:

(a)   Due Organization and Qualification. The Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Indenture Trustee is duly qualified to do business, is in good standing and has obtained all licenses, permits, charters, registrations and approvals (together, “approvals”) necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Transaction Document unenforceable in any respect or would have a material adverse effect upon the Transaction, the Owners or the Insurer.

(b)   Due Authorization. The execution, delivery and performance of the Transaction Documents to which it is a party by the Indenture Trustee have been duly authorized by all necessary corporate action and do not require any additional approvals or consents of, or other action by or any notice to or filing with, any Person, including, without limitation, any governmental entity or the Indenture Trustee’s stockholders, which have not previously been obtained or given by the Indenture Trustee.

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(c)   Due Execution. The Transaction Documents to which the Indenture Trustee is a party have been duly executed and delivered by the Indenture Trustee.

Section 2.12. Representations, Warranties and Covenants of the Insurer. The Insurer represents and warrants as of the Closing Date or such other date as specified below, and, in the case of Section 2.12(h) below, covenants during the term of this Insurance Agreement, to each of IndyMac and the Depositor as follows:

(a)          Organization and Licensing. The Insurer is a duly incorporated and existing New York stock insurance corporation licensed to do business in the State of New York and is in good standing under the laws of such state.

(b)          Corporate Power. The Insurer has the corporate power and authority to issue the Policy, execute and deliver this Insurance Agreement and perform all of its obligations hereunder and thereunder.

(c)          Authorization; Approvals; No Conflicts. The issuance of the Policy and the execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate proceedings and will not result in any violation of (i) any law, regulation, rule or order applicable to the Insurer, (ii) the Insurer's organizational documents or (iii) any material indenture, contract or other agreement to which the Insurer is a party. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filings with any governmental agency or other governmental authority, or any approval of the Insurer's board of directors or stockholders, are necessary for the Policy and this Insurance Agreement to constitute the legal, valid and binding obligations of the Insurer.

(d)          Enforceability. The Policy, when issued, and this Insurance Agreement will each constitute a legal, valid and binding obligation of the Insurer, enforceable in accordance with its terms, subject to applicable laws affecting the enforcement of creditors' rights generally.

(e)          Insurer Information. The information set forth in and incorporated by reference in the Free Writing Prospectus and the Prospectus Supplement under the caption “THE INSURER AND THE POLICY” (the “Insurer Information”) is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, as of the dates of the Free Writing Prospectus and the Prospectus Supplement and as of the date hereof, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(f)           No Litigation. There are no actions, suits, proceedings or investigations pending or, to the best of the Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which would cause a Material Adverse Change.

(g)          Confidential Information. The Insurer agrees that it and its shareholders, directors, agents, accountants and attorneys shall keep confidential any information provided to the Insurer or accessed or reviewed by it pursuant to or in connection with this Agreement or the issuance of the Policy or otherwise related to the Transaction, including any matter of which it becomes aware during the inspections conducted or discussions had pursuant to Section 2.02(a)(v) (unless such information is readily available from public sources) and including in particular any such information that constitutes "customer information" within the meaning of 12 C.F.R. Part 30.1 (the "Regulation"), which the Insurer shall keep confidential in accordance with the Regulation, except as may be otherwise required by regulation, law or court order or requested by appropriate governmental authorities or as necessary to preserve its rights or security under or to enforce the Transaction Documents or the Policy; provided, however, that the foregoing shall not limit the right of the Insurer to make such information available to its regulators, securities rating agencies, reinsurers, credit and liquidity providers, counsel and accountants. If the Insurer is requested or required (by oral questions, interrogatories, requests for information or documents subpoena, civil investigative demand or similar process) to disclose information provided to the Insurer pursuant to or in connection with this Agreement or the issuance of the Policy or otherwise related to the Transaction, including any information of which it becomes aware through such inspections or discussions, the Insurer will promptly notify IndyMac or the Depositor of such request(s) so that IndyMac or the Depositor may seek an appropriate protective order and/or waive the Insurer's compliance with the provisions of this Insurance Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the Insurer is, nonetheless, in the opinion of its counsel (which shall be delivered to IndyMac and the Depositor), compelled to disclose such information to any tribunal or else stand liable for contempt or suffer other censure or significant penalty, the Insurer may disclose such information to such tribunal that the Insurer is compelled to disclose; provided, however, that a copy of all information disclosed is provided to the Sponsor, the Issuer and the Depositor promptly upon such disclosure, so long as the Insurer is not prohibited from providing notice to Sponsor, the Issuer, or the Depositor by such tribunal.

(h)          Compliance with Law, Etc. No practice, procedure or policy employed, or proposed to be employed, by the Insurer in the conduct of its business violates any law, regulation, judgment, agreement, order or decree applicable to the Insurer that, if enforced, could result in a Material Adverse Change with respect to the Insurer.

(i)           Consent to Incorporation of Insurer Financial Statements. As of the date of the Prospectus Supplement and thereafter through the Incorporation Termination Date, the Insurer agrees that all consolidated financial statements of MBIA Insurance

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Corporation and its subsidiaries included in documents filed by its direct or indirect parent with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act, may be incorporated by reference into any Form 8-K, Form 10-D or Form 10-K filed by the Depositor, solely to the extent required to comply with the requirements of Item 1114(b)(2) of Regulation AB. It is understood and agreed that, to the extent any consent letter of the Insurer's accountants is required by the Depositor in connection with such filing in order to comply with the requirements of Regulation AB the Insurer shall use commercially reasonable efforts to obtain such consent letter on behalf of the Depositor, provided that the fees and expenses payable in respect thereof shall be paid by the Seller upon demand.

(j)           Eligibility for Incorporation by Reference. As of the date of the Prospectus Supplement and thereafter through the Incorporation Termination Date, the Insurer represents and warrants that MBIA Inc. is subject to the reporting requirements of the Exchange Act and has filed all reports and other materials required to be filed by it pursuant to Section 13(a) or 15(d) of the Exchange Act during the 12 months preceding the date of the Prospectus Supplement (or such shorter period as such party was required to file reports under the Securities Exchange Act). If this representation is breached as of any date after the date of the Free Writing Prospectus or Prospectus Supplement and prior to the Incorporation Termination Date, the sole result of such breach shall be that the Insurer shall be required to furnish its Insurer Financial Statements thereafter pursuant to Section 2.12(k) below until the earlier of (i) the Incorporation Termination Date and (ii) the date on which the representation and warranty in this Section 2.12(j) shall be true again.

(k)          Furnishing of Insurer Financial Statements. If the reports filed by the Insurer or its parent no longer include (or no longer properly incorporate by reference) the Insurer Financial Statements, or if the representation in Section 2.12(j) is no longer true, as soon as reasonably practicable after the release of its unaudited financial statements for each of the March, June and September fiscal quarters and the release of its audited financial statements for any fiscal year, the Insurer shall furnish to the Depositor such unaudited or audited financial statements, as appropriate for the related period meeting the requirements of Item 1114(b)(2)(ii) of Regulation AB. Any Insurer Financial Statements shall be delivered in electronic form via electronic mail to such address that has been designated by the Depositor and provided in writing to the Insurer. If applicable, the Insurer shall continue to furnish such quarterly and annual financial statements as set forth above until the Incorporation Termination Date.

(l)           Financial Information. As of the date of the Free Writing Prospectus and the Prospectus Supplement and as of the Closing Date, in the case of financial statements of the Insurer incorporated by reference into the Prospectus Supplement on its date, and as of the date any subsequent financial statements are incorporated by reference into the Prospectus Supplement or furnished to the Depositor pursuant to Section 2.12(k) above, such financial statements of the Insurer incorporated by reference in the Prospectus

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Supplement (collectively, the "Insurer Financial Statements"), (a) fairly present in all material respects the financial condition of the Insurer as of the dates referenced therein and for the periods covered by such statements in accordance with generally accepted accounting principles in the United States consistently applied, and, since the date of the last such financial statements there has been no material change in such financial condition of the Insurer which would materially and adversely affect its ability to perform its obligations under the Policy and (b) comply with Item 1114(b)(2)(ii) of Regulation AB.

(m)         Affiliations/Item 1119 Information. Upon receipt of an officer's certificate of the Depositor on or prior to January 15 of each calendar year that occurs prior to the Incorporation Termination Date, which officer's certificate furnishes the Insurer with a list of the parties with whom affiliations or relationships must be disclosed pursuant to Item 1119 of Regulation AB, the Insurer shall provide to the Depositor, to the extent actually known and material, a description of any affiliation or relationship required to be disclosed under Item 1119 of Regulation AB between the Insurer and any of the parties listed in Items 1119(a)(1)-(6) of Regulation AB that develops following the date hereof, no later than fifteen calendar days prior to the date the Depositor is required to file its Form 10-K disclosing such affiliation; provided, however, that the Insurer shall have a minimum of fifteen calendar days after receipt of such officer's certificate of the Depositor to provide such information regarding affiliations and relationships .

(n)          Assurances to Provide Additional Information. Until the Incorporation Termination Date, the Insurer agrees to comply with all reasonable requests of the Depositor for the delivery of such additional information as may be necessary for the Depositor to comply with Item 1114, so long as such information is available to the Insurer and not otherwise available to the Depositor.

(o)          No Affiliations. As of the date hereof, to the Insurer's actual knowledge, the Insurer is not an affiliate (as defined in Rule 405 of the Securities Act) of IndyMac Bank, F.S.B., IndyMac ABS, Inc., the Issuer, the Indenture Trustee, each of the Underwriters, and Wilmington Trust Company without regard to affiliations by common control with the Insurer.

Policy Exempt from Registration. The Policy is exempt from registration under the Securities Act.

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ARTICLE III

THE POLICY; REIMBURSEMENT

Section 3.01. Issuance of the Policy. The Insurer agrees to issue the Policy on the Closing Date subject to satisfaction of the conditions precedent set forth below on or prior to the Closing Date:

(a)   Payment of Initial Premium and Expenses. The Insurer shall have been paid, by IndyMac that portion of a nonrefundable Premium payable on the Closing Date, and IndyMac shall agree to reimburse or pay directly other fees and expenses identified in Section 3.02 hereof as payable.

(b)   Transaction Documents. The Insurer shall have received a fully executed copy of the Premium Letter and a copy of each of the Transaction Documents, in form and substance satisfactory to the Insurer, duly authorized, executed and delivered by each party thereto.

(c)   Certified Documents and Resolutions. The Insurer shall have received (i) a copy of the applicable organizational documents of IndyMac and the Depositor and (ii) the certificate of the Secretary or Assistant Secretary of IndyMac and the Depositor dated the Closing Date stating that attached thereto is a true, complete and correct copy of resolutions duly adopted by the Board of Directors or other governing body, as applicable, of IndyMac and the Depositor authorizing the sale of the Mortgage Loans, the issuance of the Securities and the execution, delivery and performance by IndyMac, and the Depositor, respectively, of the Transaction Documents to which it is a party and the consummation of the Transaction and that such applicable organizational documents and resolutions are in full force and effect without amendment or modification on the Closing Date.

(d)   Incumbency Certificate. The Insurer shall have received a certificate of the Secretary or an Assistant Secretary of each of IndyMac and the Depositor certifying the names and signatures of the officers of IndyMac and the Depositor authorized to execute and deliver the Transaction Documents to which it is a party and that shareholder or beneficial owner consent to the execution and delivery of such documents is not necessary or has been obtained.

(e)   Representations and Warranties; Certificate. The representations and warranties of IndyMac, the Issuer and the Depositor set forth or incorporated by reference in this Insurance Agreement shall be true and correct on and as of the Closing Date as if made on the Closing Date.

(f)    Opinions of Counsel. The Insurer shall have received all the opinions of counsel addressed to Moody’s, S&P, the Indenture Trustee, the Owner Trustee, IndyMac, the Issuer, the Depositor and the Underwriter, in respect of IndyMac, the Issuer and the Depositor or any other parties to the Transaction Documents and the Transaction dated the Closing Date in form and substance reasonably satisfactory to the Insurer and its

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counsel, addressed to the Insurer and addressing such matters as the Insurer may reasonably request, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

(g)   Approvals, Etc. The Insurer shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, any required approval of the shareholders or the beneficial owners, as applicable, of IndyMac, the Issuer and the Depositor, required in connection with the Transaction.

(h)   No Litigation, Etc. No suit, action or other proceeding, investigation or injunction, or final judgment relating thereto, shall be pending or threatened before any court, governmental or administrative agency or arbitrator in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

(i)    Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court that would make the transactions contemplated by any of the Transaction Documents illegal or otherwise prevent the consummation thereof.

(j)    Satisfaction of Conditions of the Underwriting Agreement. All conditions in the Underwriting Agreement relating to the Underwriter’s obligation, if any, to purchase the Notes, if any, shall have been satisfied, without taking into account any waiver by the Underwriter of any condition unless such waiver has been approved by the Insurer. The Insurer shall have received copies of each of the documents, and shall be entitled to rely on each of the documents, required to be delivered to the Underwriter pursuant to the Underwriting Agreement.

(k)   Issuance of Ratings. The Insurer shall have received confirmation that the risk secured by the Policy constitutes at least “BBB” by S&P and “Baa2” by Moody’s and that the Notes, when issued, will be rated “AAA” by S&P and “Aaa” by Moody’s.

(l)	No Default. No Default or Event of Default shall have occurred.
(m)	RESERVED

(n)   Satisfactory Documentation. The Insurer and its counsel shall have reasonably determined that all documents, certificates and opinions to be delivered in connection with the Securities conform to the terms of the Transaction Documents.

(o)   Indemnification Letter. The Insurer shall have received from the Underwriter an indemnification letter or agreement with respect to securities law matters in form and substance reasonably satisfactory to the Insurer.

(p)   Compliance With Premium Letter. All other terms, conditions and requirements of the Premium Letter to be satisfied as of the Closing Date shall have been satisfied.

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Section 3.02. Payment of Fees and Premium.

(a)   Legal and Accounting Fees. IndyMac shall pay or cause to be paid to the Insurer, on the Closing Date, legal fees and disbursements incurred by the Insurer in connection with the issuance of the Policy and any fees of the Insurer’s auditors in accordance with the terms of the Premium Letter. Any fees of the Insurer’s auditors payable in respect of any amendment or supplement to the Offering Document or any other Offering Document incurred after the Closing Date shall be paid by IndyMac on demand.

(b)   Premium. In consideration of the issuance by the Insurer of the Policy, the Insurer shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter pursuant to the Sale and Servicing Agreement and the Indenture. For purposes of the Sale and Servicing Agreement and the Indenture, the term “Premium Percentage” shall have the meaning set forth in paragraph 2(b) of the Premium Letter. The Premium shall be calculated according to paragraph 2(a) of the Premium Letter for the amount due on the initial Payment Date and paragraph 2(b) of the Premium Letter for the amount due on each subsequent Payment Date. The Premium paid hereunder or under the Indenture shall be nonrefundable without regard to whether the Insurer makes any payment under the Policy or any other circumstances relating to the Notes or provision being made for payment of the Notes prior to maturity. The Indenture Trustee shall make its payments of Premium by wire transfer to an account designated from time to time by the Insurer by written notice to the Indenture Trustee.

Section 3.03. Reimbursement and Additional Payment Obligation.

(a)   In accordance with the priorities established in the Sale and Servicing Agreement, the Insurer shall be entitled to reimbursement for any payment made by the Insurer under the Policy, which reimbursement shall be due and payable on the date that any amount is to be paid pursuant to a Notice (as defined in the Policy), in an amount equal to the amount to be so paid and all amounts previously paid that remain unreimbursed, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

(b)   Notwithstanding anything in Section 3.03(a) to the contrary, IndyMac agrees to reimburse the Insurer as follows: (i) for payments made under the Policy arising as a result of IndyMac’s failure to substitute for or deposit an amount in respect of any defective Mortgage Loan as required pursuant to Section 3.01 of the Purchase Agreement or Section 2.03 and 2.04 of the Sale and Servicing Agreement, together with interest on any and all amounts remaining unreimbursed (to the extent permitted by law, if in respect of any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate, and (ii) for payments made under the Policy arising as a result of  IndyMac’s failure to pay or deposit any amount required to be so paid or deposited pursuant to the Transaction Documents, together with interest on any and all amounts

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remaining unreimbursed (to the extent permitted by law, if in respect to any unreimbursed amounts representing interest) from the date such amounts became due until paid in full (after as well as before judgment), at a rate of interest equal to the Late Payment Rate.

(c)   IndyMac agrees to pay to the Insurer as follows: any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including, but not limited to, reasonable attorneys’ and accountants’ fees and expenses, in connection with (i) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents, in its capacity as such a party, or the Transaction or (ii) any amendment, waiver or other action with respect to, or related to, any Transaction Document, whether or not executed or completed. Provided that three Business Days’ written notice of the intended payment or incurrence shall have been given to IndyMac by the Insurer, such reimbursement shall be due on the dates on which such charges, fees, costs or expenses are paid or incurred by the Insurer. In no event shall the Insurer have any recourse under this subsection against IndyMac with respect to any payment the Insurer has made in respect of principal or interest distributions on the Notes (except pursuant to Section 3.03(b) or Section 3.04).

(d)   The Depositor agrees to pay to the Insurer any and all charges, fees, costs and expenses that the Insurer may reasonably pay or incur, including reasonable attorneys’ and accountants’ fees and expenses, in connection with (i) the enforcement, defense or preservation of any rights in respect of any of the Transaction Documents as such may involve the Depositor, including defending, monitoring or participating in any litigation or proceeding (including any insolvency proceeding in respect of any Transaction participant or any affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents (in its capacity as such a party) or the Transaction or (ii) any amendment, waiver or other action with respect to, or related to, any Transaction Document that may involve the Depositor, whether or not executed or completed. Provided that three Business Days’ written notice of the intended payment or incurrence shall have been given to the Depositor by the Insurer, such reimbursement shall be due on the dates on which such charges, fees, costs or expenses are paid or incurred by the Insurer. In no event shall the Insurer have any recourse under this subsection against the Depositor with respect to any payment the Insurer has made in respect of principal or interest distributions on the Notes (except pursuant to Section 3.03(b) or Section 3.04).

(e)   IndyMac agrees to pay to the Insurer as follows: interest on any and all amounts described in subsections (b), (c), (g) and (h) of this Section 3.03 from the date payable or paid by such party until payment thereof in full, and interest on any and all amounts described in Section 3.02 hereof from the date due until payment thereof in full, in each case payable to the Insurer at the Late Payment Rate per annum.

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(f)    The Depositor agrees to pay to the Insurer interest on any and all amounts described in Section 3.03(d) and (i) and Section 3.04 from the date such amounts become due or, in the case of Sections 3.03(d), (i) or Section 3.04, are incurred or paid by the Insurer until payment thereof in full (after as well as before judgment), at the Late Payment Rate.

(g)   IndyMac agrees to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to IndyMac or the Issuer including, without limitation, any amounts payable by IndyMac or the Issuer pursuant to the Notes or any other Transaction Document, on the date any such payment is made or advanced by the Insurer. In no event shall the Insurer have any recourse under this subsection against IndyMac with respect to any payment the Insurer has made in respect of principal or interest distributions on the Notes (except pursuant to Section 3.03(b) or Section 3.04).

(h)   RESERVED..

(i)    The Depositor agrees to pay to the Insurer as follows: any payments made by the Insurer on behalf of, or advanced to, the Depositor, including any amounts payable by the Depositor pursuant to the Notes or any Transaction Documents, on the date any such payment is made or advanced by the Insurer.

Section 3.04. Indemnification with Respect to IndyMac, the Issuer, the Depositor, and the Insurer.

(a)   In addition to any and all of the Insurer’s rights of reimbursement, indemnification, subrogation and to any other rights of the Insurer pursuant hereto or under law or in equity, IndyMac agrees to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer (herein collectively referred to as “Liabilities”) of any nature arising out of or relating to the breach by IndyMac or the Issuer of any of the representations or warranties contained in Sections 2.01 or 2.02 or arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

(i)           any omission or action (other than of or by the Insurer or resulting from an omission from the Insurer Information or the Underwriter Information) in connection with the offering, issuance, sale, remarketing or delivery of the Securities by IndyMac or the Issuer.

(ii)          the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of

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IndyMac or the Issuer in connection with any Transaction arising from or relating to the Transaction Documents;

(iii)        the violation of IndyMac or the Issuer of any domestic or foreign law, rule or regulation, or any judgment, order or decree applicable to it, which violation reasonably could result in a Material Adverse Change;

(iv)         the breach by IndyMac or the Issuer of any representation or warranty (other than a representation in respect of the Mortgage Loans in Section 3.1 of the Purchase Agreement) or covenant under any of the Transaction Documents to which it is a party or the occurrence, with respect to IndyMac or the Issuer, under any of the Transaction Document of any “event of default” or any event which, with the giving of notice or the lapse of time or both, would constitute any “event of default” or

(v)          any untrue statement or alleged untrue statement of a material fact contained in the Offering Document other than the Insurer Information and the Underwriter Information (the “IndyMac Information”) or any omission or alleged omission to state in the IndyMac Information a material fact required to be stated in the IndyMac Information or necessary to make the statements in the IndyMac Information, in light of the circumstances under which they were made, not misleading.

(b)   In addition to any and all of the Insurer’s rights of reimbursement, indemnification, subrogation and to any other rights of the Insurer pursuant hereto or under law or in equity, the Depositor agrees to pay, and to protect, indemnify and save harmless, the Insurer and its officers, directors, shareholders, employees, agents and each Person, if any, who controls the Insurer within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) or obligations whatsoever paid by the Insurer of any nature arising out of or relating to the breach by the Depositor of any of the representations or warranties contained in Section 2.03 or arising directly out of or relating directly to the Transaction contemplated by the Transaction Documents by reason of:

(i)           the negligence, bad faith, willful misconduct, misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Depositor in connection with any Transaction arising from or relating to the Transaction Documents;

(ii)          the violation by the Depositor of any domestic or foreign law, rule or regulation, or any judgment, order or decree applicable to it, which violation reasonably could result in a Material Adverse Change; or

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(iii)        the breach by the Depositor of any of its representations, warranties or covenants under any of the Transaction Documents to which it is a party or the occurrence, in respect of the Depositor, under any of the Transaction Documents to which the Depositor is a party of any “event of default” or any event which, with the giving of notice or the lapse of time or both, would constitute any “event of default.”

(c)   The Insurer agrees to pay, and to protect, indemnify and save harmless, each of IndyMac and the Depositor and their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls IndyMac and the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against, any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or reasonable expenses (including, without limitation, reasonable fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature incurred by IndyMac, the Depositor or their respective officers, directors, shareholders, employees, agents and each Person, if any, who controls IndyMac or the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act, arising out of or by reason of (i) any untrue statement or alleged untrue statement of a material fact contained in the Insurer Information or any omission or alleged omission to state in the Insurer Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) any failure of the Insurer to make a payment required to be made under the Policy on the date when such payment is due pursuant to the terms of the Policy or (iii) a breach of any of the representations, warranties and covenants of the Insurer contained in Section 2.12.

(d)   If any action or proceeding (including any governmental investigation) shall be brought or asserted against any Person (individually, an “Indemnified Party” and, collectively, the “Indemnified Parties”) in respect to which the indemnity provided in Section 3.04(a), (b), or (c) may be sought from IndyMac, the Depositor or the Issuer on the one hand, or the Insurer, on the other (each, an “Indemnifying Party”) hereunder, each such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all expenses. The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed within a reasonable period of time to assume the defense of such action or proceeding and employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, if the Indemnified Party notifies the Indemnifying

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Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of the Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by the Indemnified Party and shall be reasonably satisfactory to the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed, but, if settled with its written consent, or if there is a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (b), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

(e)   To provide for just and equitable contribution if the indemnification provided by the Indemnifying Party is determined to be unavailable or insufficient to hold harmless any Indemnified Party (other than due to the application of this Section 3.04), each Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party on the one hand, and the Indemnified Party, on the other hand.

(f)    No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.05. Reserved.

Section 3.06. Payment Procedure. In the event of any payment by the Insurer, the Indenture Trustee, IndyMac, the Issuer and the Depositor agree to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability, if any, described in Section 3.03 therefor to the Insurer. All payments to be made to the Insurer under this Insurance Agreement shall be made to the Insurer in lawful currency of the United States of America in immediately available funds at the notice address for the Insurer as specified in Section 6.02 hereof on the date when due or as the Insurer shall otherwise direct by written notice to the other parties hereto. In the event that the date of any payment to the Insurer or the expiration of any time period hereunder occurs on a day that is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to the Insurer under this Insurance Agreement shall bear interest at the Late Payment Rate from the date when due to the date paid.

Section 3.07. Joint and Several Liability. IndyMac and the Issuer shall be jointly and severally liable for all amounts due and payable to the Insurer hereunder by any such parties.

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ARTICLE IV

FURTHER AGREEMENTS

Section 4.01. Effective Date; Term of the Insurance Agreement. This Insurance Agreement shall take effect on the Closing Date and shall remain in effect until the later of (a) such time as the Insurer is no longer subject to a claim under the Policy and the Policy shall have been surrendered to the Insurer for cancellation and (b) all amounts payable to the Insurer by IndyMac, the Indenture Trustee, the Issuer, the Owner Trustee or the Depositor hereunder or from any other source hereunder or under the Transaction Documents and all amounts payable under the Notes have been paid in full; provided, however, that the provisions of Sections 3.02, 3.03, 3.04, 3.05 and 4.06 hereof shall survive any termination of this Insurance Agreement; provided, with respect to Section 4.06, that Section 4.06 shall survive the termination of this Insurance Agreement for the period of time specified in Section 4.06.

Section 4.02. Further Assurances and Corrective Instruments.

(a)   Except at such times as a default in payment under the Policy shall exist or shall have occurred, none of IndyMac, the Indenture Trustee, the Issuer, or the Depositor shall grant any waiver of rights under any of the Transaction Documents to which any of them is a party without the prior written consent of the Insurer, which shall not be unreasonably withheld, conditioned or delayed, and any such waiver without the prior written consent of the Insurer shall be null and void and of no force or effect.

(b)   To the extent permitted by law, each of IndyMac, the Indenture Trustee, the Issuer, and the Depositor agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as the Insurer may reasonably request and as may be required in the Insurer’s reasonable judgment to effectuate the intention of or facilitate the performance of this Insurance Agreement.

Section 4.03. Obligations Absolute.

(a)   So long as no Insurer Default shall have occurred and be continuing, the obligations of IndyMac, the Indenture Trustee, the Issuer, and the Depositor hereunder shall be absolute and unconditional and shall be paid or performed strictly in accordance with this Insurance Agreement under all circumstances irrespective of:

(i)           any lack of validity or enforceability of, or any amendment or other modifications of, or waiver, with respect to any of the Transaction Documents or the Securities that have not been approved by the Insurer;

(ii)           any exchange or release of any other obligations hereunder;

(iii)           the existence of any claim, setoff, defense, reduction, abatement or other right that IndyMac, the Indenture Trustee, the Issuer, or the Depositor may have at any time against the Insurer or any other Person;

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(iv)         any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v)          any payment by the Insurer under the Policy against presentation of a certificate or other document that does not strictly comply with terms of the Policy;

(vi)         any failure of IndyMac, the Indenture Trustee, the Issuer, or the Depositor to receive the proceeds from the sale of the Securities;

(vii)       any breach by IndyMac, the Indenture Trustee, the Issuer, or the Depositor of any representation, warranty or covenant contained in any of the Transaction Documents; or

(viii)      any other circumstances, other than payment in full, that might otherwise constitute a defense available to, or discharge of, IndyMac, the Issuer, the Indenture Trustee, or the Depositor.

(b)   So long as no Insurer Default shall have occurred and be continuing, IndyMac, the Indenture Trustee, the Issuer, or the Depositor and any and all others who are now or may become liable for all or part of the obligations of IndyMac, the Indenture Trustee, the Issuer, or the Depositor under this Insurance Agreement agree to be bound by this Insurance Agreement and (i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder, except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or any defense other than payment, or any right of setoff or recoupment arising out of any breach under any of the Transaction Documents by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to IndyMac, the Indenture Trustee, the Issuer, or the Depositor; (v) agree that its liabilities hereunder shall, except as otherwise expressly provided in this Section 4.03, be unconditional and without regard to any setoff, counterclaim or the liability of any other Person for the payment hereof; (vi) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vii) consent to any and all extensions of time that may be granted by the Insurer with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (viii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree

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that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

Nothing herein shall be construed as prohibiting IndyMac, the Indenture Trustee, the Issuer, or the Depositor from pursuing any rights or remedies it may have against any other Person in a separate legal proceeding.

Section 4.04. Assignments; Reinsurance; Third-Party Rights.

(a)   This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. None of IndyMac, the Indenture Trustee, the Issuer, or the Depositor may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of the Insurer. Any assignment made in violation of this Insurance Agreement shall be null and void.

(b)   The Insurer shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as the Insurer may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve the Insurer of any of its obligations hereunder or under the Policy.

(c)   RESERVED.

(d)   Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Owner, other than the Insurer against IndyMac, the Indenture Trustee, the Issuer, or the Depositor, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the Indenture Trustee nor any Owner shall have any right to payment from any Premiums paid or payable hereunder or under the Indenture or from any other amounts paid by IndyMac, the Indenture Trustee, the Issuer, or the Depositor pursuant to Sections 3.02, 3.03, 3.04, and 3.05 hereof.

(e)   IndyMac, the Depositor the Issuer, and the Indenture Trustee agree that the Insurer shall have all rights of a third-party beneficiary in respect of the Indenture and each other Transaction Document to which it is not a signing party (other than the Offering Document, the Certificates and the Underwriting Agreement) and hereby incorporate and restate their representations, warranties and covenants as set forth therein for the benefit of the Insurer.

Section 4.05. Liability of the Insurer. Neither the Insurer nor any of its officers, directors or employees shall be liable or responsible for (a) the use that may be made of the Policy by the Indenture Trustee or for any acts or omissions of the Indenture Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to the Insurer (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or

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all respects invalid, insufficient, fraudulent or forged (unless the Insurer shall have actual knowledge thereof). In furtherance and not in limitation of the foregoing, the Insurer (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

Section 4.06. Parties Will Not Institute Insolvency Proceedings. So long as this Agreement is in effect, and for one year following its termination, none of the parties hereto will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law against the Depositor or the Issuer.

Section 4.07. Indenture Trustee, Depositor, the Issuer, and IndyMac To Join in Enforcement Action. To the extent necessary to enforce any right of the Insurer in or remedy of the Insurer under any Mortgage Loan, each of the Indenture Trustee, the Depositor, the Issuer, and IndyMac agrees to join in any action initiated by the Trust or the Insurer for the protection of such right or exercise of such remedy; provided, however, to the extent IndyMac incurs expenses, fees and costs related to an enforcement action that are not reimbursable to IndyMac in its capacity as Servicer, the Insurer hereby agrees that it shall reimburse IndyMac for any expenses, fees and costs incurred by IndyMac with respect to an enforcement action that have not been previously reimbursed to IndyMac as Servicer.

Section 4.08. Use of Insurer’s Name. Each of the Indenture Trustee, the Depositor, the Issuer, and IndyMac agree not to use the Insurer's name in any public document including, without limitation, a press release or presentation, announcement or forum without the Insurer's prior consent; provided however, such prohibition on the use of the Insurer's name shall not relate to the use of the Insurer’s standard approved form of disclosure in public documents issued in connection with the Securities to be issued in accordance with the terms of the Premium Letter; and provided further such prohibition shall not apply to the use of the Insurer's name in order to comply with public notice, public meeting or public reporting requirements.

ARTICLE V

DEFAULTS; REMEDIES

Section 5.01. Defaults. The occurrence of any of the following events shall constitute an Event of Default hereunder:

(a)   any representation or warranty (other than a representation or warranty in respect of the Mortgages Loans contained in Section 3.01 of the Purchase Agreement or Section 2.04 of the Sale and Servicing Agreement) made by IndyMac or the Depositor hereunder or under the Transaction Documents, or in any certificate furnished hereunder or under the Transaction Documents, shall prove to be untrue or incomplete in any material respect;

(b)   (i) IndyMac or the Depositor shall fail to pay when due any amount payable by it hereunder or (ii) a legislative body has enacted any law that declares or a court of competent jurisdiction shall find or rule that any Transaction Document is not valid and

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binding on IndyMac or the Depositor; provided that with respect to any law or judicial action within the scope of this clause (ii), IndyMac or the Depositor shall have 30 days to reinstate the binding effect of such Transaction Document and the Insurer agrees to take such actions as may be reasonably required, at the expense of the requesting party, to facilitate the reinstatement of such binding effect;

(c)   the occurrence and continuance of an “Event of Servicing Termination” under any Transaction Document; provided that it is understood that any failure to maintain a perfected first priority security interest in favor of the Indenture Trustee in any of the Collateral (other than as permitted in the Transaction Documents) shall constitute an Event of Default hereunder;

(d)   any failure on the part of IndyMac or the Depositor duly to observe or perform in any material respect any other of the covenants or agreements on the part of IndyMac or the Depositor contained in this Insurance Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to IndyMac or the Depositor, as applicable, by the Insurer (with a copy to the Indenture Trustee) or by the Indenture Trustee (with a copy to the Insurer) provided, that such failure shall not constitute an Event of Default hereunder if, within such 30 day period IndyMac or the Depositor as the case may be shall have given notice to the Insurer of the corrective action it proposes to take, which corrective action is satisfactory to the Insurer as evidenced by its written acceptance thereof, and IndyMac and the Depositor shall thereafter pursue to such corrective action diligently until such default is cured;

(e)   a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against IndyMac or the Depositor and such decree or order shall have remained in force undischarged or unstayed for a period of 90 consecutive days;

(f)    IndyMac or the Depositor shall consent to the appointment of a conservator or receiver or liquidator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to IndyMac or the Depositor or of or relating to all or substantially all of their respective property; or

(g)   IndyMac or the Depositor shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of or otherwise voluntarily commence a case or proceeding under any applicable bankruptcy, insolvency, reorganization or other similar statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations.

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Section 5.02. Remedies; No Remedy Exclusive.

(a)   Upon the occurrence of an Event of Default, the Insurer may exercise any one or more of the rights and remedies set forth below:

(i)           declare all indebtedness of every type or description then owed by IndyMac or the Depositor to the Insurer to be immediately due and payable, and the same shall thereupon be immediately due and payable;

(ii)          exercise any rights and remedies under the Transaction Documents in accordance with the terms of the Transaction Documents or direct the Indenture Trustee or the Owner Trustee to exercise such remedies in accordance with the terms of the Transaction Documents;

(iii)        take whatever action at law or in equity as may appear necessary or desirable in its judgment to collect the amounts, if any, then due under the Transaction Documents or to enforce performance and observance of any obligation, agreement or covenant of IndyMac, the Indenture Trustee, the Issuer, or the Depositor under the Transaction Documents;

(iv)         exercise any rights and remedies under the Indenture in accordance with the terms thereof or direct the Indenture Trustee to exercise such remedies in accordance with the terms of the Indenture; or

(v)          exercise any rights and remedies under the Sale and Servicing Agreement in accordance with the terms thereof or direct IndyMac to exercise such remedies in accordance with the terms of the Sale and Servicing Agreement.

(b)   Unless otherwise expressly provided, no remedy herein conferred or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or omission to exercise any right or power accruing under the Transaction Documents upon the happening of any event set forth in Section 5.01 hereof shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Insurer to exercise any remedy reserved to the Insurer in this Article V, it shall not be necessary to give any notice other than such notice as may be required in this Article V.

Section 5.03. Waivers.

(a)   No failure by the Insurer to exercise, and no delay by the Insurer in exercising, any right hereunder shall operate as a waiver thereof. The exercise by the Insurer of any right hereunder shall not preclude the exercise of any other right, and the remedies provided herein to the Insurer are declared in every case to be cumulative and not exclusive of any remedies provided by law or equity.

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(b)   The Insurer shall have the right, to be exercised in its complete discretion, to waive any Event of Default hereunder, by a writing setting forth the terms, conditions and extent of such waiver signed by the Insurer and delivered to IndyMac, the Indenture Trustee, the Issuer, and the Depositor. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence which gave rise to the Event of Default so waived and not to any other similar event or occurrence which occurs subsequent to the date of such waiver.

ARTICLE VI

MISCELLANEOUS

Section 6.01. Amendments, Etc. This Insurance Agreement may be amended, modified, supplemented or terminated only by written instrument or written instruments signed by the parties hereto. IndyMac agrees promptly to provide a copy of any amendment to this Insurance Agreement to the Indenture Trustee, S&P, and Moody’s. No act or course of dealing shall be deemed to constitute an amendment, modification, supplement or termination hereof.

Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

(a)	To the Insurer:

MBIA Insurance Corporation

113 King Street

Armonk, NY 10504

Attention:	Insured Portfolio Management-Structured Finance (IPM-SF)

(IndyMac Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-H4)

Telecopy No.:	(914) 765-3810
Telephone No.:	(914) 765-3781

(in each case in which notice or other communication to the Insurer refers to an Event of Default, a claim on the Policy or with respect to which a failure on the part of the Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel and the Insurer and shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

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(b)	To IndyMac:

IndyMac Bank, F.S.B.

3465 East Foothill Boulevard

Pasadena, CA 91107

Attention:	Secondary Marketing – Transaction Management

(in each case in which notice or other communication to IndyMac refers to an Event of Default, a claim against IndyMac or with respect to a failure on the part of IndyMac to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall also be sent to the attention of the general counsel of IndyMac, and, in all cases, both any original and all copies shall be marked to indicate “URGENT MATERIAL ENCLOSED”)

(c)	To the Indenture Trustee:

Deutsche Bank National Trust Company

1761 East Saint Andrew Place

Santa Ana, CA 92705

Attention: IN06H4

(d)	To the Depositor:

IndyMac ABS, Inc

c/o IndyMac Bank, F.S.B.

3465 East Foothill Boulevard

Pasadena, CA 91107

Attention:	Secondary Marketing – Transaction Management

(in each case in which notice or other communication to the Depositor refers to an Event of Default, a claim against the Depositor or with respect to which a failure on the part of the Depositor to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the general counsel of the Depositor and shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

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(e)	To the Issuer:

IndyMac Home Equity Mortgage Loan Asset-Backed Trust,

Series 2006-H4

c/o Wilmington Trust Company

Rodney Square North

1100 Market Street

Wilmington, DE 19890A

Attention:	Corporate Trust Administration

Telecopy No.: (302) 651-8653

Telephone No.: (302) 651-8882

(in each case in which notice or other communication to the Issuer refers to an Event of Default, a claim against the Issuer or with respect to which a failure on the part of the Issuer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication shall also be sent to the attention of IndyMac and the general counsel of IndyMac and, in all cases, both any original and any copies shall be marked to indicate “URGENT MATERIAL ENCLOSED.”)

A party may specify an additional or different address or addresses by writing mailed or delivered to the other parties as aforesaid. All such notices and other communications shall be effective upon receipt.

Section 6.03. Severability. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

Section 6.04. Governing Law. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

Section 6.05. Consent to Jurisdiction.

(a)   The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it and to or in connection with any of the Transaction Documents or the transactions contemplated thereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York state court or, to the extent permitted by law, in such federal court. The parties hereto agree that a final nonappealable judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other

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jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

(b)   To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

Except as provided in Section 4.06 herein, nothing contained in this Insurance Agreement shall limit or affect the Insurer’s right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against any party hereto or its or their property in the courts of any jurisdiction.

Section 6.06. Consent of the Insurer. In the event that the consent of the Insurer is required under any of the Transaction Documents, the determination whether to grant or withhold such consent shall be made by the Insurer in its sole discretion without any implied duty towards any other Person except as otherwise expressly provided herein.

Section 6.07. Counterparts. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

Section 6.08. Headings. The headings of Articles and Sections and the Table of Contents contained in this Insurance Agreement are provided for convenience only. They form no part of this Insurance Agreement and shall not affect its construction or interpretation. Unless otherwise indicated, all references to Articles and Sections in this Insurance Agreement refer to the corresponding Articles and Sections of this Insurance Agreement.

Section 6.09. Trial by Jury Waived. Each party hereto hereby waives, to the fullest extent permitted by law, any right to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with any of the Transaction Documents or any of the transactions contemplated thereunder. Each party hereto (a) certifies that no representative, agent or attorney of any party hereto has represented, expressly or otherwise, that it would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into the Transaction Documents to which it is a party by, among other things, this waiver.

Section 6.10. Limited Liability. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each

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Transaction Document is solely a corporate obligation of each party thereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

Section 6.11. Entire Agreement. The Transaction Documents and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

Section 6.12. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

[Remainder of page intentionally blank; signature page follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Insurance Agreement, all as of the day and year first above mentioned.

MBIA INSURANCE CORPORATION

By Title	/s/ Stephanie Taylor Ciavarello Assistant Secretary

[EXECUTION PAGE OF INSURER TO INSURANCE AGREEMENT]

INDYMAC BANK, F.S.B., as Servicer and as Seller,

By Title	/s/ Jill Jacobson Vice President

[EXECUTION PAGE OF SERVICER AND SELLER TO INSURANCE AGREEMENT]

INDYMAC HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST, SERIES 2006-H4, as Issuer,

By:	Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee,
By	/s/ Michele C. Harra
Title	Financial Services Officer

[EXECUTION PAGE OF ISSUER TO INSURANCE AGREEMENT]

INDYMAC ABS, INC., as Depositor,
By Title	/s/ Jill Jacobson Vice President

[EXECUTION PAGE OF DEPOSITOR TO INSURANCE AGREEMENT]

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Indenture Trustee
By Title	/s/ Amy Stoddard Authorized Signer

[EXECUTION PAGE OF INDENTURE TRUSTEE TO INSURANCE AGREEMENT]